UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2020, the Board of Directors (the “Board”) of Liberated Syndication Inc. (the “Company”) amended Section 2.08 of the Company’s Bylaws (the “Bylaws”), effective as of September 24, 2020, to change the quorum for special meetings of the stockholders from a majority to one third (1/3) of the total voting power of the outstanding shares of the Company entitled to vote. This description is qualified in its entirety by reference to the text of the Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.08 Shareholder Director Nominations.

On September 24, 2020, the Board established that the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, November 17, 2020. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting shall be the close of business on Thursday, October 8, 2020.

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing its stockholders of the following:

For stockholders who desire to submit a proposal for consideration at the Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be received at the Company’s principal executive offices no later than October 9, 2020, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

In addition, if a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting or who intends to submit a proposal regarding any other matter of business at the Annual Meeting but who does not intend for such proposal to be included in the Company’s proxy materials, the deadline for submitting the notice of such nomination or other proposal is the close of business on October 9, 2020. Any notice should be delivered to Liberated Syndication Inc., 5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213, Attention: Corporate Secretary. Any such notice must also comply with the requirements of Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission and our Bylaws, as applicable.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Number

Description

3.1
Bylaws of the Company, effective as of September 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: September 29, 2020	By:	/s/ Richard P. Heyse
Name: Richard P. Heyse Title: Chief Financial Officer